DEUTSCHE MORTGAGE LOAN SECURITIES, INC.
MORTGAGE LOAN TRUST 2002-1                                  [DEUTSCHE BANK LOGO]
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                         TIAA COLLATERAL DETAIL REQUEST
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DEAL NAME:        DMSI 2002-1

Settlement Date:                                                                December 30, 2002
Total Deal Size (all loan groups):                                              [$645,000,000] +/- 5%

Master Servicer:                                                                Wells Fargo Bank Minnesota, National
                                                                                Association
Master Servicing Fee:                                                           0.5 bps
Trustee:                                                                        Bank One National Association

Call Feature:                                                                   10% Cleanup Call
Compensating Interest Feature:                                                  With respect to each Principal Prepayment in
                                                                                full or in part, the Prepayment Interest
                                                                                Shortfall Amount, to be paid by the
                                                                                Sub-Servicer out of its own funds without
                                                                                reimbursement therefor, if any, for the month
                                                                                of distribution.  The Master Servicer shall
                                                                                deposit in the Master Servicer Collection
                                                                                Account not later than each Distribution
                                                                                Account Deposit Date an amount equal to the
                                                                                lesser of (i) the aggregate amounts required
                                                                                to be paid by the Sub-servicers under the
                                                                                Servicing Agreements with respect to
                                                                                Prepayment Interest Shortfalls attributable
                                                                                to Principal Prepayments on the related
                                                                                Mortgage Loans for the related Distribution
                                                                                Date, and not so paid by the related
                                                                                Sub-servicers and (ii) the Master Servicing
                                                                                Compensation for such Distribution Date
                                                                                without reimbursement therefor.

Total # of Loan Groups:                                                         1
Collateral Type and Size of Each Loan Group:                                    30 year Fixed Rate, First Lien Jumbo
Do subordinate bonds cross-collateralized multiple loan groups:                 N/A
If so, identify which loan groups and provide California % at the sub level:    N/A
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THIS STRUCTURAL TERM SHEET, COLLATERAL TERM SHEET, OR COMPUTATIONAL MATERIALS,
AS APPROPRIATE (THE "MATERIAL"), WAS PREPARED SOLELY BY THE UNDERWRITER(S), IS
PRIVILEGED AND CONFIDENTIAL, IS INTENDED FOR USE BY THE ADDRESSEE ONLY, AND MAY
NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEE'S LEGAL, TAX,
FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SUCH
INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO READ CAREFULLY, AND SHOULD
RELY SOLELY ON, THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL
PROSPECTUS") RELATED TO THE SECURITIES (THE "SECURITIES") IN MAKING THEIR
INVESTMENT DECISIONS. THIS MATERIAL DOES NOT INCLUDE ALL RELEVANT INFORMATION
RELATING TO THE SECURITIES DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE
RISK AND SPECIAL CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES.
ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND IT IS ANTICIPATED THAT SUCH
INFORMATION WILL CHANGE. ANY INFORMATION CONTAINED HEREIN WILL BE MORE FULLY
DESCRIBED IN, AND WILL BE FULLY SUPERSEDED BY THE PRELIMINARY PROSPECTUS
SUPPLEMENT, IF APPLICABLE, AND THE FINAL PROSPECTUS. ALTHOUGH THE INFORMATION
CONTAINED IN THE MATERIAL IS BASED ON SOURCES THE UNDERWRITER(S) BELIEVE(S) TO
BE RELIABLE, THE UNDERWRITER(S) MAKE(S) NO REPRESENTATION OR WARRANTY THAT SUCH
INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS
PROJECTIONS, FORECASTS, PREDICTIONS, OR OPINIONS WITH RESPECT TO VALUE. PRIOR TO
MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHALL RECEIVE AND FULLY
REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE UNDERWRITER(S) MAY
HOLD LONG OR SHORT POSITIONS IN OR BUY AND SELL SECURITIES OR RELATED SECURITIES
OR PERFORM FOR OR SOLICIT INVESTMENT BANKING SERVICES FROM, ANY COMPANY
MENTIONED HEREIN.

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DEUTSCHE MORTGAGE LOAN SECURITIES, INC.
MORTGAGE LOAN TRUST 2002-1                                  [DEUTSCHE BANK LOGO]
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Gross WAC:                                                                      6.532% +/- 10 bps
Net WAC:                                                                        6.262% +/- 10 bps
WAC Range:                                                                      5.875% - 7.375%
Pass Through Rate:                                                              6.000%
WAM                                                                             355 +/- 2 months

Weighted Average Loan Balance:                                                  $460,000 +/- $25,000
Maximum Loan Size:                                                              [$1,500,000]
# of loans > $1,000,000:                                                        Max 5

Weighted Average LTV:                                                           68% +/- 5%
% LTV > 80%:                                                                    [2.50%]
% LTV > 80% without PMI:                                                        0%

Weighted Average FICO:                                                          740 +/- 10
% FICO < 650 (including zero and no ficos):                                     [3.50%]
% FICO < 600 (including zero and no ficos):                                     [1.00%]

% Owner Occupied:                                                               98% +/- 5%
% Secondary:                                                                    0%
% Investor Property:                                                            Max 2%

% Purchase:                                                                     [20.00%]
% Cash Out Refinance:                                                           [20.00%]
% Rate/Term Refinance:                                                          [65.00%]

% Full Documentation:                                                           85% +/- 5%

% Single Family and PUD:                                                        98% +/- 5%
% Multi Family:                                                                 [0.50%]
% Condo:                                                                        [2.00]%

Top 3 States and % of each:                                                     CA (Max 35%)
                                                                                MD ([12.00%])
                                                                                VA ([11.00%])

Top originators and % of each:                                                  National City Mortgage Co. [89.20%]
                                                                                HSBC Mortgage Corporation (USA)
                                                                                [10.80%]

Stip to No Indymac Origination:

Credit Enhancement % to AAAs:                                                   3.25% +/- 0.25%
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THIS STRUCTURAL TERM SHEET, COLLATERAL TERM SHEET, OR COMPUTATIONAL MATERIALS,
AS APPROPRIATE (THE "MATERIAL"), WAS PREPARED SOLELY BY THE UNDERWRITER(S), IS
PRIVILEGED AND CONFIDENTIAL, IS INTENDED FOR USE BY THE ADDRESSEE ONLY, AND MAY
NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEE'S LEGAL, TAX,
FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SUCH
INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO READ CAREFULLY, AND SHOULD
RELY SOLELY ON, THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL
PROSPECTUS") RELATED TO THE SECURITIES (THE "SECURITIES") IN MAKING THEIR
INVESTMENT DECISIONS. THIS MATERIAL DOES NOT INCLUDE ALL RELEVANT INFORMATION
RELATING TO THE SECURITIES DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE
RISK AND SPECIAL CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES.
ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND IT IS ANTICIPATED THAT SUCH
INFORMATION WILL CHANGE. ANY INFORMATION CONTAINED HEREIN WILL BE MORE FULLY
DESCRIBED IN, AND WILL BE FULLY SUPERSEDED BY THE PRELIMINARY PROSPECTUS
SUPPLEMENT, IF APPLICABLE, AND THE FINAL PROSPECTUS. ALTHOUGH THE INFORMATION
CONTAINED IN THE MATERIAL IS BASED ON SOURCES THE UNDERWRITER(S) BELIEVE(S) TO
BE RELIABLE, THE UNDERWRITER(S) MAKE(S) NO REPRESENTATION OR WARRANTY THAT SUCH
INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS
PROJECTIONS, FORECASTS, PREDICTIONS, OR OPINIONS WITH RESPECT TO VALUE. PRIOR TO
MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHALL RECEIVE AND FULLY
REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE UNDERWRITER(S) MAY
HOLD LONG OR SHORT POSITIONS IN OR BUY AND SELL SECURITIES OR RELATED SECURITIES
OR PERFORM FOR OR SOLICIT INVESTMENT BANKING SERVICES FROM, ANY COMPANY
MENTIONED HEREIN.

DEUTSCHE MORTGAGE LOAN SECURITIES, INC.
MORTGAGE LOAN TRUST 2002-1                                  [DEUTSCHE BANK LOGO]
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% Prepay Penalty Loans:                                                         0%
% Interest Only Loans:                                                          N/A
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THIS STRUCTURAL TERM SHEET, COLLATERAL TERM SHEET, OR COMPUTATIONAL MATERIALS,
AS APPROPRIATE (THE "MATERIAL"), WAS PREPARED SOLELY BY THE UNDERWRITER(S), IS
PRIVILEGED AND CONFIDENTIAL, IS INTENDED FOR USE BY THE ADDRESSEE ONLY, AND MAY
NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEE'S LEGAL, TAX,
FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SUCH
INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO READ CAREFULLY, AND SHOULD
RELY SOLELY ON, THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL
PROSPECTUS") RELATED TO THE SECURITIES (THE "SECURITIES") IN MAKING THEIR
INVESTMENT DECISIONS. THIS MATERIAL DOES NOT INCLUDE ALL RELEVANT INFORMATION
RELATING TO THE SECURITIES DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE
RISK AND SPECIAL CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES.
ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND IT IS ANTICIPATED THAT SUCH
INFORMATION WILL CHANGE. ANY INFORMATION CONTAINED HEREIN WILL BE MORE FULLY
DESCRIBED IN, AND WILL BE FULLY SUPERSEDED BY THE PRELIMINARY PROSPECTUS
SUPPLEMENT, IF APPLICABLE, AND THE FINAL PROSPECTUS. ALTHOUGH THE INFORMATION
CONTAINED IN THE MATERIAL IS BASED ON SOURCES THE UNDERWRITER(S) BELIEVE(S) TO
BE RELIABLE, THE UNDERWRITER(S) MAKE(S) NO REPRESENTATION OR WARRANTY THAT SUCH
INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS
PROJECTIONS, FORECASTS, PREDICTIONS, OR OPINIONS WITH RESPECT TO VALUE. PRIOR TO
MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHALL RECEIVE AND FULLY
REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE UNDERWRITER(S) MAY
HOLD LONG OR SHORT POSITIONS IN OR BUY AND SELL SECURITIES OR RELATED SECURITIES
OR PERFORM FOR OR SOLICIT INVESTMENT BANKING SERVICES FROM, ANY COMPANY
MENTIONED HEREIN.